! MSLXXXX.CDI WHOLE_LOAN
!
   MODELING_NOTES "HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-5451 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-5451. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."
!
!##############################################################################
!# F.A.S.T., Bear Stearns                                       (212)272-7000 #
!##############################################################################
!#
!#  deal: WAMMS-BBERG
!#  user: Deirdre Burke (dburke)
!#  time: Wed Feb 05 11:03:13 2003
!#
!##############################################################################
!
       DEALER:
       DEAL SIZE:         $0.00
       PRICING SPEED:     0% CPR
!      ISSUE DATE:        20030201
       SETTLEMENT DATE:   20030228
!
!
 TOLERANCE XRS_BAL 1.00
 TOLERANCE WRITEDOWN_0LOSS 1.00
!
 CREDIT_SUPPORT_BASIS DEAL
!
ifdef #CMOVER_2.2c2 _
     SERVICER_ADVANCE LIKELY
!
  Record date delay: 24
!
  PASS_THRU_RATE  5.7500000
!
!
  Tranche "SR" PSEUDO SEN_FIX
     Block $ 387382308.26 at PASS_THRU_RATE _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "AA" PSEUDO SEN_FIX
     Block $ 328864000.00 at PASS_THRU_RATE _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "A"  SEN_FIX
     Block $ 90227636.00 at PASS_THRU_RATE _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "A1"  SEN_FIX
     Block $ 25000000.00 at 4 _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "A2" SEN_FIX
     Block $ 25000000.00 at 4.25 _
     Delay 24 Dated 20030201 Next 20030325
!

  Tranche "A3" SEN_FIX
     Block $ 25000000.00 at 4.5 _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "A4" SEN_FIX
     Block $ 25000000.00 at 4.75 _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "A5"  SEN_FIX
     Block $ 25000000.00 at 5 _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "A6" SEN_FIX
     Block $ 25000000.00 at 5.25 _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "A7" SEN_FIX
     Block $ 25000000.00 at 5.5 _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "FS" PSEUDO SEN_FIX
     Block $ 63636364.00 at 8.5 _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "F"  SEN_FLT
     Block $ 63636364.00 at 1.89 FLOAT _
     Delay 0 Dated 20030225 Next 20030325
     1 * LIBOR_1MO + 0.55
     0.55      8.5
!
  Tranche "S"  SEN_NTL_INV
     Block $ 63636364.00 at 6.61 FLOAT NOTIONAL WITH RULES _
     Delay 0 Dated 20030225 Next 20030325
     -1 * LIBOR_1MO + 7.95
     0      7.95
!
  Tranche "BP" PSEUDO SEN_FIX
     Block $ 30900000.00 at PASS_THRU_RATE _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "B"  SEN_FIX
     Block $ 30000000.00 at PASS_THRU_RATE _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "BB" SEN_FIX
     Block $ 900000.00 at PASS_THRU_RATE _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "C" PSEUDO SEN_FIX
     Block $ 27618308.26 at PASS_THRU_RATE _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "C1" SEN_FIX
     Block $ 27618308.26 at 5.5 _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "IO"  SEN_NTL_FIX

     Block $ 27618308.00 at 0.25 NOTIONAL WITH RULES _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "L"  JUN_FIX
     Block $ 45000000.00 at PASS_THRU_RATE _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "B1" MEZ_FIX
     Block $ 5850000.00 at PASS_THRU_RATE _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "B2" JUN_FIX
     Block $ 3375000.00 at PASS_THRU_RATE _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "B3" JUN_FIX
     Block $ 1800000.00 at PASS_THRU_RATE _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "B4" JUN_FIX
     Block $ 900000.00 at PASS_THRU_RATE _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "B5" JUN_FIX
     Block $ 675000.00 at PASS_THRU_RATE _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "B6" JUN_FIX
     Block $ 900000.00 at PASS_THRU_RATE _
     Delay 24 Dated 20030201 Next 20030325
!
  Tranche "X1"  SEN_WAC_IO
     Block $  450000000.01  FLOAT NOTIONAL WITH DEAL
         (COLL_NETRATE - PASS_THRU_RATE * AMB_COLLBAL )
         0.0000  9999.
!
  Tranche "PO"  SEN_XRS_PO
     Block $ 4117691.75 at 0 _
     Delay 24 Dated 20030201 Next 20030325
!
!
  CLASS "PO"  WRITEDOWN_LIMIT BALANCE                   _
              ( XRS_FRAC("COLL_ENDBAL",1) * COLL_BAL ); _
               = "PO"
!
  CLASS "B1"  = "B1"
  CLASS "B2"  = "B2"
  CLASS "B3"  = "B3"
  CLASS "B4"  = "B4"
  CLASS "B5"  = "B5"
  CLASS "B6"  = "B6"
!
  CLASS "SUB" = "B1" "B2" "B3" "B4" "B5" "B6"
!
  CLASS "SENIOR" = "A" "A1" "A2" "A3" "A4" "A5" "A6" "A7" "F" "S" "B" "BB" "C1"
"IO" "L" "X1"
!

  CLASS "ROOT"   DISTRIB_CLASS RULES              _
                 PRORATA_INTSHORT_BASE ACCRUAL    _
                 = "SENIOR" "SUB" "PO"
!
  CROSSOVER  When BBAL ("SUB") LT .01
!
  GROUP "PRM" SUBSET ( POOL("NETRATE") > PASS_THRU_RATE + 1e-8 ); = 0
!
!
  INTEREST_SHORTFALL   FULL_PREPAY      Compensate Pro_rata _
                       PARTIAL_PREPAY   Compensate Pro_rata _
                       LOSS             NO_Compensate  Pro_rata
!
!
!######################
!# MACRS AND PAYRULES #
!######################
!
DEFINE TABLE "SHIFTPCT" (6, 2) = "MONTH" "AMOUNT"
   60.1   0.000000
   72.1   0.300000
   84.1   0.400000
   96.1   0.600000
  108.1   0.800000
  500.1   1.000000
!
 define DYNAMIC #LockShift  =  _
      LOOKUP_TBL( "STEP", CURMONTH, "SHIFTPCT", "MONTH", "AMOUNT" )
!
!
!
  CMO Block Payment Rules
------------------------------
!
ifdef #makecdu _
  calculate : #NetExp         = MAX ( 0.0, COLL_P_MISC("LOSS_PREVLIQ") - _
                                      COLL_P_MISC("REC_PREVLOSS"))
  calculate : #Credit         = MAX ( 0.0, COLL_P_MISC("REC_PREVLOSS") - _
                                      COLL_P_MISC("LOSS_PREVLIQ"))
  calculate : #CreditAdj      = MIN( #Credit , DELINQ_NET_LOSS )
  calculate : #XS = MAX(#Credit - #CreditAdj ,0)
  calculate : #PayBack = MIN( #XS, PRINCSHORT_ACCUM("SENIOR", "SUB")) calculate : #Writeup = #PayBack calculate : #Rpay = MAX( #XS - #PayBack , 0.0)
  calculate : #Prepay = COLL_P_PREPAY
  calculate : #Recover = DELINQ_RECOVER
  calculate : #Liquidate = DELINQ_LIQUIDATE
        set : COLL_P_MISC("LIQUIDATED") := MAX (0.0, #LIQUIDATE - #NetExp _
                                                 + #CreditAdj)
        set : COLL_P_MISC("RECOVERED")  :=  MAX (0.0, #RECOVER - #NetExp  _
                                                + #CreditAdj)
        set : COLL_P_MISC("PREPAID")    :=  MAX(0.0, ( #PREPAY - (        _
                                               max ( 0.0, #NetExp  -      _
                                                           #RECOVER )) ))
  calculate : #POExp          = MAX ( 0.0 , XRS_FRAC("LOSS_PREVLIQ",1) *     _
                                      COLL_P_MISC("LOSS_PREVLIQ") -          _
                                      XRS_FRAC("REC_PREVLOSS",1) *           _

                                COLL_P_MISC("REC_PREVLOSS") )
  calculate : #POCredit = MAX ( 0.0 , XRS_FRAC("REC_PREVLOSS",1) *        _
                                COLL_P_MISC("REC_PREVLOSS") -             _
                                XRS_FRAC("LOSS_PREVLIQ",1) *              _
                                COLL_P_MISC("LOSS_PREVLIQ") )
  calculate : #POCreditADJ = MIN( #POCredit , DELINQ_NET_LOSS *           _
                                  XRS_FRAC("NET_LOSS",1))
  calculate : #AmbExp    = MAX ( 0.0 , XRS_FRAC("LOSS_PREVLIQ",2) *       _
                                 COLL_P_MISC("LOSS_PREVLIQ") -            _
                                 XRS_FRAC("REC_PREVLOSS",2) *             _
                                 COLL_P_MISC("REC_PREVLOSS") )
  calculate : #AmbCredit = MAX ( 0.0 , XRS_FRAC("REC_PREVLOSS",2) *       _
                                 COLL_P_MISC("REC_PREVLOSS") -            _
                                 XRS_FRAC("LOSS_PREVLIQ",2) *             _
                                 COLL_P_MISC("LOSS_PREVLIQ") )
  calculate : #AmbCreditADJ = MIN( #AmbCredit , DELINQ_NET_LOSS *         _
                                   XRS_FRAC("NET_LOSS",2))
  calculate : #AMBLiq = XRS_FRAC("LIQUIDATED",2) * COLL_P_MISC("LIQUIDATED") calculate : #AMBRec = XRS_FRAC("RECOVERED",2) * COLL_P_MISC("RECOVERED") calculate : #AMBPrp = XRS_FRAC("PREPAID",2) * COLL_P_MISC("PREPAID")
  calculate : #POLiq = XRS_FRAC("LIQUIDATED",1) * COLL_P_MISC("LIQUIDATED") calculate : #PORec = XRS_FRAC("RECOVERED",1) * COLL_P_MISC("RECOVERED") calculate : #POPrp = XRS_FRAC("PREPAID",1) * COLL_P_MISC("PREPAID")
        set : XRS_FRAC("LIQUIDATED",1)  := MAX(0.0, #POLiq - #POExp +     _
                                             #POCreditAdj ) /            _
                                             COLL_P_MISC("LIQUIDATED")
        set : XRS_FRAC("RECOVERED",1)   := MAX(0.0, #PORec - #POExp +     _
                                             #POCreditAdj ) /             _
                                             COLL_P_MISC("RECOVERED")
        set : XRS_FRAC("PREPAID",1)     := MAX(0.0, (#POPrp - ( max ( 0.0,_
                                             #POExp - #POrec) )) /        _
                                             COLL_P_MISC("PREPAID"))
        set : XRS_FRAC("LIQUIDATED",2)  := MAX(0.0, #AMBLiq - #AMBExp +   _
                                             #AmbCreditAdj ) /           _
                                             COLL_P_MISC("LIQUIDATED")
        set : XRS_FRAC("RECOVERED",2)   := MAX(0.0, #AMBRec - #AMBExp +   _
                                             #AmbCreditAdj ) /            _
                                             COLL_P_MISC("RECOVERED")
        set : XRS_FRAC("PREPAID",2)     := MAX(0.0, (#AMBPrp - ( max ( 0.0,_
                                             #AMBExp - #AMBrec) )) /     _
                                             COLL_P_MISC("PREPAID"))
!
  calculate :  "PO" _
          SCHEDULED  Fraction = XRS_PO_SCHED   ,  _
          PREPAY     Fraction = XRS_PO_PREPAY  ,  _
          RECOVER    Fraction = XRS_PO_RECOVER
!
  calculate : #CurPOLoss   = ( XRS_PO_LIQUIDATE * DELINQ_LIQUIDATE _
                              - XRS_PO_RECOVER * DELINQ_RECOVER )
!
  calculate : #DeferAmt    = #DeferAmt + #CurPOLoss
!
  calculate : #SenPct      = 100 * BBAL("SENIOR")/BBAL("SENIOR","SUB")
  calculate : #SenPct      = ROUND (#SenPct, 6)
  calculate : #OrigSenPct = 100 * ORIG_BBAL("SENIOR")/ORIG_BBAL("SENIOR","SUB") calculate : #OrigSenPct = ROUND (#OrigSenPct, 6)
  calculate : #JunPct      = 100 - #SenPct

!
  calculate : #SenPrepPct   =                                  _
              IF #SenPct > #OrigSenPct                         _
              THEN 100.0                                       _
              ELSE #SenPct + (SHIFT% * #JunPct),               _
    Reduce_SHIFT%_when                                         _
  (( AVG_DELINQ_BAL(2,1)  <= 50% * BBAL("SUB") and             _
     DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * SHIFTR% ) or      _
   ( AVG_DELINQ_BAL(2,3) <= 4% * AVG_BALANCE(3)  and           _
     DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * ( SHIFTR% - 0.2 )))
!
  calculate : #SenRec   =                                               _
              MIN( #SenPrepPct/100 * DELINQ_RECOVER   * AMB_RECOVER , _
                       #SenPct/100 * DELINQ_LIQUIDATE * AMB_LIQUIDATE )
!
  calculate :  "SENIOR" _
   SCHEDULED   PERCENT LIMIT V0 =  #SenPct     * AMB_SCHED   , _
   PREPAY      PERCENT LIMIT V1 =  #SenPrepPct * AMB_PREPAY  , _
   RECOVER     AMOUNT  LIMIT V2 =  #SenRec
!
  calculate : #SubSch = ( 100 * AMB_SCHED - V0 )
  calculate : #SubPrp = ( 100 * AMB_PREPAY - V1 )
  calculate : #SubRec = MAX( 0, DELINQ_RECOVER * AMB_RECOVER - V2 )
!
  calculate :  "B1" _
   SCHEDULED   PERCENT = #SubSch * SHARE("B1") , _
   PREPAY      PERCENT = #SubPrp * SUB_SHARE("B1") ,_
   RECOVER     AMOUNT  = #SubRec * SHARE("B1")
!
  calculate :  "B2" _
   SCHEDULED   PERCENT = #SubSch * SHARE("B2") , _
   PREPAY      PERCENT = #SubPrp * SUB_SHARE("B2") ,_
   RECOVER     AMOUNT  = #SubRec * SHARE("B2")
!
  calculate :  "B3" _
   SCHEDULED   PERCENT = #SubSch * SHARE("B3") , _
   PREPAY      PERCENT = #SubPrp * SUB_SHARE("B3") ,_
   RECOVER     AMOUNT  = #SubRec * SHARE("B3")
!
  calculate :  "B4" _
   SCHEDULED   PERCENT = #SubSch * SHARE("B4") , _
   PREPAY      PERCENT = #SubPrp * SUB_SHARE("B4") ,_
   RECOVER     AMOUNT  = #SubRec * SHARE("B4")
!
  calculate :  "B5" _
   SCHEDULED   PERCENT = #SubSch * SHARE("B5") , _
   PREPAY      PERCENT = #SubPrp * SUB_SHARE("B5") ,_
   RECOVER     AMOUNT  = #SubRec * SHARE("B5")
!
  calculate :  "B6" _
   SCHEDULED   PERCENT = #SubSch * SHARE("B6") , _
   PREPAY      PERCENT = #SubPrp * SUB_SHARE("B6") ,_
   RECOVER     AMOUNT = #SubRec * SHARE("B6")
!
  calculate :  #LPrepLockout  =                         _
               IF CURMONTH > 60              _
               THEN 1.0                                        _

               ELSE 0.0
  calculate :  #LSchedLockout  =                         _
               IF CURMONTH > 60              _
               THEN 1.0                                        _
               ELSE 0.0
  calculate :  #LPct    = MIN(100, 100 * BBAL("L")/BBAL("SENIOR","SUB"))
  calculate :  #LPct    = ROUND( #LPct, 6)
!
  calculate :  #LPDA    = ( AMB_PREPAY * COLL_P_PREPAY * #LockShift *  _
                                   #LPct/100.0 * #LPrepLockout )
  calculate :  #LPDA    = #LPDA +                            _
                                 (( COLL_P_SCHED * AMB_SCHED +            _
                                 (MIN( AMB_LIQUIDATE * DELINQ_LIQUIDATE,    _
                                       AMB_RECOVER * DELINQ_RECOVER ))) *    _
                                  #LPct/100  * #LockShift * #LSchedLockout)
!
!
--------------------------------------
!
ifdef #makecdu _
       from:  SUBACCOUNT ( #Writeup )
        pay:  WRITEUP SEQUENTIAL ( "B6", "B5", "B4", "B3", "B2", "B1" )
        pay:  WRITEUP PRO_RATA  ("SENIOR")
--------------------------------------
       from:  CASH_ACCOUNT (100)
 subject to:  CEILING (#PayBack)
        pay:  SEQUENTIAL ( "B6", "B5", "B4", "B3", "B2", "B1" )
        pay:  PRO_RATA  ("SENIOR")
--------------------------------------
!
--------------------------------------
        pay : CLASS INTEREST SEQUENTIAL ( "SENIOR" )
        pay : CLASS INTSHORT SEQUENTIAL ( "SENIOR" )
        pay : CLASS PRINCIPAL SEQUENTIAL ( "SENIOR" , "PO" )
        pay : CLASS ENTIRETY SEQUENTIAL ( "SUB" )
--------------------------------------
        pay : CLASS ENTIRETY SEQUENTIAL ( "B1", "B2", "B3", "B4", "B5", "B6" )
--------------------------------------
!
--------------------------------------
       from : SUBACCOUNT ( #DeferAmt , CLASS "B6" )
        pay : SEQUENTIAL ( "PO" )
--------------------------------------
       from : SUBACCOUNT ( #DeferAmt , CLASS "B5" )
        pay : SEQUENTIAL ( "PO" )
--------------------------------------
       from : SUBACCOUNT ( #DeferAmt , CLASS "B4" )
        pay : SEQUENTIAL ( "PO" )
--------------------------------------
       from : SUBACCOUNT ( #DeferAmt , CLASS "B3" )
        pay : SEQUENTIAL ( "PO" )
--------------------------------------
       from : SUBACCOUNT ( #DeferAmt , CLASS "B2" )
        pay : SEQUENTIAL ( "PO" )
--------------------------------------
       from : SUBACCOUNT ( #DeferAmt , CLASS "B1" ) pay : SEQUENTIAL ( "PO" )

--------------------------------------
        pay : SEQUENTIAL ( "PO" )
--------------------------------------
!
--------------------------------------
       when : DATE ( GE CROSSOVER )
        pay : PRO_RATA ( "SENIOR" )
       goto : END_OF_RULES
--------------------------------------
!
!
--------------------------------------
 subject to : CEILING ( #LPDA )
        pay : SEQUENTIAL ( "L" )
--------------------------------------
!
--------------------------------------
       from : CLASS("SENIOR")
        pay : SEQUENTIAL ( "SR" , "L")
--------------------------------------
!
!
  calculate : v0 = 0
--------------------------------------
       from : SUBACCOUNT ( v0  , CLASS "SENIOR"  )
        pay : SEQUENTIAL ( "AA" )
--------------------------------------
       from : BLOCK ( PRINCIPAL 100. , "SR" )
        pay : SEQUENTIAL ( "AA" )
--------------------------------------
       from : SUBACCOUNT ( v0  , CLASS "SENIOR"  )
        pay : SEQUENTIAL ( "BP" )
--------------------------------------
       from : BLOCK ( PRINCIPAL 100. , "SR" )
        pay : SEQUENTIAL ( "BP" )
--------------------------------------
       from : SUBACCOUNT ( v0  , CLASS "SENIOR"  )
        pay : SEQUENTIAL ( "C" )
--------------------------------------
       from : BLOCK ( PRINCIPAL 100. , "SR" )
        pay : SEQUENTIAL ( "C" )
--------------------------------------
      from : BLOCK ( PRINCIPAL 100. , "BP" )
       pay : PRO_RATA ( "B"; "BB" )
--------------------------------------
      from : BLOCK ( PRINCIPAL 100. , "C" )
       pay : PRO_RATA ( "C1" )
--------------------------------------
  calculate : v1 = TBAL ( "IO" ) - .99999999058595 * TBAL ( "C" )
--------------------------------------
        pay : DECREMENT ( BALANCE "IO", BY V1 )
--------------------------------------
      from : BLOCK ( PRINCIPAL 100. , "AA" )
       pay : PRO_RATA ( "A"; "A1"; "A2"; "A3"; "A4"; "A5"; "A6"; "A7"; "FS" )
--------------------------------------
       from : BLOCK ( PRINCIPAL 100. , "FS" )
        pay : PRO_RATA ( "F" )

--------------------------------------
  calculate : v1 = TBAL ( "S" ) - 1.000000000000 * TBAL ( "FS" )
--------------------------------------
        pay : DECREMENT ( BALANCE "S", BY V1 )
--------------------------------------
!
!
!
!
   Schedule "SHIFT%"
Declare
 60  100.000000%
 72   70.000000%
 84   60.000000%
 96   40.000000%
108   20.000000%
500    0.000000%
!
   Schedule "SHIFTR%"
Declare
 60    0.000000%
 72   30.000000%
 84   35.000000%
 96   40.000000%
108   45.000000%
500   50.000000%
!
! Collateral
!
!           Factor         ---Delay---
!  Type      Date          P/Y      BV    Use BV for 0%PSA
   WL      20030201        55       54    TRUE
!
! Pool # Type     Net    Current   Original    ---Fee---   Maturity   Orig
!               Coupon   Factor    Balance    P/Y    BV    P/Y  BV    Term

M 000001 WL 00 WAC 5.7934700 1.00000000 7197802.56 ( 5.7934700 -
5.5134700); ( 5.7934700 - 5.5134700); 179:1 180 NO_CHECK

M 000002 WL 00 WAC 5.5936543 1.00000000 7713647.63 ( 5.5936543 -
5.3136543); ( 5.5936543 - 5.3136543); 179:1 180 NO_CHECK

M 000003 WL 00 WAC 5.7520000 1.00000000 825234.16  ( 5.7520000 -
5.4720000); ( 5.7520000 - 5.4720000); 177:2 179 NO_CHECK

M 000004 WL 00 WAC 5.6270000 1.00000000 532157.90  ( 5.6270000 -
5.3470000); ( 5.6270000 - 5.3470000); 175:3 178 NO_CHECK

M 000005 WL 00 WAC 5.2934261 1.00000000 2006081.10 ( 5.2934261 -
5.0134261); ( 5.2934261 - 5.0134261); 179:1 180 NO_CHECK

M 000006 WL 00 WAC 5.3770000 1.00000000 621600.34  ( 5.3770000 -
5.0970000); ( 5.3770000 - 5.0970000); 119:1 120 NO_CHECK

M 000007 WL 00 WAC 6.1270000 1.00000000 653344.58  ( 6.1270000 -
5.8470000); ( 6.1270000 - 5.8470000); 179:1 180 NO_CHECK

M 000008 WL 00 WAC 6.3770000 1.00000000 618793.13  ( 6.3770000 -
6.0970000); ( 6.3770000 - 6.0970000); 357:2 359 NO_CHECK

M 000009 WL 00 WAC 6.7520000 1.00000000 915886.95  ( 6.7520000 -
6.4720000); ( 6.7520000 - 6.4720000); 358:2 360 NO_CHECK

M 000010 WL 00 WAC 6.1270000 1.00000000 1887639.40 ( 6.1270000 -
5.8470000); ( 6.1270000 - 5.8470000); 358:2 360 NO_CHECK

M 000011 WL 00 WAC 6.0020000 1.00000000 731164.11  ( 6.0020000 -
5.7220000); ( 6.0020000 - 5.7220000); 357:2 359 NO_CHECK

M 000012 WL 00 WAC 5.8515107 1.00000000 10321225.07( 5.8515107 -
5.5715107); ( 5.8515107 - 5.5715107); 359:1 360 NO_CHECK

M 000013 WL 00 WAC 5.5466132 1.00000000 3429284.17 ( 5.5466132 -
5.2666132); ( 5.5466132 - 5.2666132); 359:1 360 NO_CHECK

M 000014 WL 00 WAC 6.2905404 1.00000000 22652609.83( 6.2905404 -
6.0105404); ( 6.2905404 - 6.0105404); 359:1 360 NO_CHECK

M 000015 WL 00 WAC 6.0558228 1.00000000 43185230.27( 6.0558228 -
5.7758228); ( 6.0558228 - 5.7758228); 359:1 360 NO_CHECK

M 000016 WL 00 WAC 6.5376900 1.00000000 4790066.66 ( 6.5376900 -
6.2576900); ( 6.5376900 - 6.2576900); 359:1 360 NO_CHECK

M 000017 WL 00 WAC 4.8770000 1.00000000 674667.24  ( 4.8770000 -
4.5970000); ( 4.8770000 - 4.5970000); 353:4 357 NO_CHECK

M 000018 WL 00 WAC 6.6270000 1.00000000 635463.98  ( 6.6270000 -
6.3470000); ( 6.6270000 - 6.3470000); 354:4 358 NO_CHECK

M 000019 WL 00 WAC 5.6270000 1.00000000 857245.53  ( 5.6270000 -
5.3470000); ( 5.6270000 - 5.3470000); 358:2 360 NO_CHECK

M 000020 WL 00 WAC 6.2520000 1.00000000 690292.89  ( 6.2520000 -
5.9720000); ( 6.2520000 - 5.9720000); 357:3 360 NO_CHECK

M 000021 WL 00 WAC 5.3770000 1.00000000 627706.94  ( 5.3770000 -
5.0970000); ( 5.3770000 - 5.0970000); 356:3 359 NO_CHECK

M 000022 WL 00 WAC 6.2520000 1.00000000 932855.59  ( 6.2520000 -
5.9720000); ( 6.2520000 - 5.9720000); 299:1 300 NO_CHECK

M 000023 WL 00 WAC 6.3027845 1.00000000 13880350.08( 6.3027845 -
6.0227845); ( 6.3027845 - 6.0227845); 357:2 359 NO_CHECK

M 000024 WL 00 WAC 6.2917419 1.00000000 33895853.33( 6.2917419 -
6.0117419); ( 6.2917419 - 6.0117419); 359:1 360 NO_CHECK

M 000025 WL 00 WAC 5.8047829 1.00000000 15432810.14( 5.8047829 -
5.5247829); ( 5.8047829 - 5.5247829); 359:1 360 NO_CHECK

M 000026 WL 00 WAC 6.0861952 1.00000000 27010930.23( 6.0861952 -
5.8061952); ( 6.0861952 - 5.8061952); 359:1 360 NO_CHECK

M 000027 WL 00 WAC 6.0655904 1.00000000 12107487.31( 6.0655904 -
5.7855904); ( 6.0655904 - 5.7855904); 357:2 359 NO_CHECK

M 000028 WL 00 WAC 6.5363835 1.00000000 15017278.42( 6.5363835 -
6.2563835); ( 6.5363835 - 6.2563835); 359:1 360 NO_CHECK

M 000029 WL 00 WAC 6.5252157 1.00000000 3511368.03 ( 6.5252157 -
6.2452157); ( 6.5252157 - 6.2452157); 358:2 360 NO_CHECK

M 000030 WL 00 WAC 6.7520000 1.00000000 3319990.52 ( 6.7520000 -
6.4720000); ( 6.7520000 - 6.4720000); 359:1 360 NO_CHECK

M 000031 WL 00 WAC 6.0815289 1.00000000 5843690.85 ( 6.0815289 -
5.8015289); ( 6.0815289 - 5.8015289); 358:2 360 NO_CHECK

M 000032 WL 00 WAC 6.2520000 1.00000000 495756.51  ( 6.2520000 -
5.9720000); ( 6.2520000 - 5.9720000); 351:5 356 NO_CHECK

M 000033 WL 00 WAC 6.3411880 1.00000000 5726875.95 ( 6.3411880 -
6.0611880); ( 6.3411880 - 6.0611880); 358:2 360 NO_CHECK

M 000034 WL 00 WAC 6.2520000 1.00000000 1939326.48 ( 6.2520000 -
5.9720000); ( 6.2520000 - 5.9720000); 358:1 359 NO_CHECK

M 000035 WL 00 WAC 5.5723082 1.00000000 2571584.20 ( 5.5723082 -
5.2923082); ( 5.5723082 - 5.2923082); 359:1 360 NO_CHECK

M 000036 WL 00 WAC 6.2520000 1.00000000 532795.31  ( 6.2520000 -
5.9720000); ( 6.2520000 - 5.9720000); 297:2 299 NO_CHECK

M 000037 WL 00 WAC 5.5020000 1.00000000 484995.44  ( 5.5020000 -
5.2220000); ( 5.5020000 - 5.2220000); 357:2 359 NO_CHECK

M 000038 WL 00 WAC 5.5020000 1.00000000 494524.31  ( 5.5020000 -
5.2220000); ( 5.5020000 - 5.2220000); 358:2 360 NO_CHECK

M 000039 WL 00 WAC 6.5020000 1.00000000 447303.40  ( 6.5020000 -
6.2220000); ( 6.5020000 - 6.2220000); 347:1 348 NO_CHECK

M 000040 WL 00 WAC 6.0859316 1.00000000 1109326.61 ( 6.0859316 -
5.8059316); ( 6.0859316 - 5.8059316); 356:2 358 NO_CHECK

M 000041 WL 00 WAC 6.5691804 1.00000000 822030.24  ( 6.5691804 -
6.2891804); ( 6.5691804 - 6.2891804); 356:2 358 NO_CHECK

M 000042 WL 00 WAC 7.0020000 1.00000000 1004497.75 ( 7.0020000 -
6.7220000); ( 7.0020000 - 6.7220000); 239:1 240 NO_CHECK

M 000043 WL 00 WAC 5.8061235 1.00000000 2150882.20 ( 5.8061235 -
5.5261235); ( 5.8061235 - 5.5261235); 358:2 360 NO_CHECK

M 000044 WL 00 WAC 5.8135944 1.00000000 778113.59 ( 5.8135944 -
5.5335944); ( 5.8135944 - 5.5335944); 356:2 358 NO_CHECK

M 000045 WL 00 WAC 6.5020000 1.00000000 955570.72  ( 6.5020000 -
6.2220000); ( 6.5020000 - 6.2220000); 347:2 349 NO_CHECK

M 000046 WL 00 WAC 6.8770000 1.00000000 393522.42  ( 6.8770000 -
6.5970000); ( 6.8770000 - 6.5970000); 347:2 349 NO_CHECK

M 000047 WL 00 WAC 6.3770000 1.00000000 841434.40  ( 6.3770000 -
6.0970000); ( 6.3770000 - 6.0970000); 346:3 349 NO_CHECK

M 000048 WL 00 WAC 6.2520000 1.00000000 531689.94  ( 6.2520000 -
5.9720000); ( 6.2520000 - 5.9720000); 348:2 350 NO_CHECK

M 000049 WL 00 WAC 6.7520000 1.00000000 630221.23 ( 6.7520000 -
6.4720000); ( 6.7520000 - 6.4720000); 355:1 356 NO_CHECK

M 000050 WL 00 WAC 6.5020000 1.00000000 541109.23  ( 6.5020000 -
6.2220000); ( 6.5020000 - 6.2220000); 356:3 359 NO_CHECK

M 000051 WL 00 WAC 6.7520000 1.00000000 622975.23  ( 6.7520000 -
6.4720000); ( 6.7520000 - 6.4720000); 350:6 356 NO_CHECK

M 000052 WL 00 WAC 6.5020000 1.00000000 419953.23  ( 6.5020000 -
6.2220000); ( 6.5020000 - 6.2220000); 354:3 357 NO_CHECK

M 000053 WL 00 WAC 6.5188012 1.00000000 4178985.78 ( 6.5188012 -
6.2388012); ( 6.5188012 - 6.2388012); 357:2 359 NO_CHECK

M 000054 WL 00 WAC 6.2954216 1.00000000 1444029.99 ( 6.2954216 -
6.0154216); ( 6.2954216 - 6.0154216); 356:2 358 NO_CHECK

M 000055 WL 00 WAC 6.2520000 1.00000000 1497194.92 ( 6.2520000 -
5.9720000); ( 6.2520000 - 5.9720000); 355:3 358 NO_CHECK

M 000056 WL 00 WAC 6.1270000 1.00000000 491744.90  ( 6.1270000 -
5.8470000); ( 6.1270000 - 5.8470000); 239:1 240 NO_CHECK

M 000057 WL 00 WAC 6.3144311 1.00000000 733033.19  ( 6.3144311 -
6.0344311); ( 6.3144311 - 6.0344311); 356:3 359 NO_CHECK

M 000058 WL 00 WAC 6.0020000 1.00000000 381436.19  ( 6.0020000 -
5.7220000); ( 6.0020000 - 5.7220000); 356:3 359 NO_CHECK

M 000059 WL 00 WAC 5.8490778 1.00000000 2136330.78 ( 5.8490778 -
5.5690778); ( 5.8490778 - 5.5690778); 357:2 359 NO_CHECK

M 000060 WL 00 WAC 6.3770000 1.00000000 907361.80  ( 6.3770000 -
6.0970000); ( 6.3770000 - 6.0970000); 348:1 349 NO_CHECK

M 000061 WL 00 WAC 6.5610126 1.00000000 1172432.78 ( 6.5610126 -
6.2810126); ( 6.5610126 - 6.2810126); 355:3 358 NO_CHECK

M 000062 WL 00 WAC 6.2520000 1.00000000 527858.64  ( 6.2520000 -
5.9720000); ( 6.2520000 - 5.9720000); 353:2 355 NO_CHECK

M 000063 WL 00 WAC 6.7520000 1.00000000 461755.20  ( 6.7520000 -
6.4720000); ( 6.7520000 - 6.4720000); 356:2 358 NO_CHECK

M 000064 WL 00 WAC 6.7520000 1.00000000 401076.82  ( 6.7520000 -
6.4720000); ( 6.7520000 - 6.4720000); 357:2 359 NO_CHECK

M 000065 WL 00 WAC 5.8770000 1.00000000 408836.59  ( 5.8770000 -
5.5970000); ( 5.8770000 - 5.5970000); 355:2 357 NO_CHECK

M 000066 WL 00 WAC 5.7520000 1.00000000 493675.12  ( 5.7520000 -
5.4720000); ( 5.7520000 - 5.4720000); 358:1 359 NO_CHECK

M 000067 WL 00 WAC 5.9102619 1.00000000 21134006.58( 5.9102619 -
5.6302619); ( 5.9102619 - 5.6302619); 359:1 360 NO_CHECK

M 000068 WL 00 WAC 6.4059768 1.00000000 19257490.34( 6.4059768 -
6.1259768); ( 6.4059768 - 6.1259768); 359:1 360 NO_CHECK

M 000069 WL 00 WAC 6.1744823 1.00000000 29233272.15( 6.1744823 -
5.8944823); ( 6.1744823 - 5.8944823); 358:2 360 NO_CHECK

M 000070 WL 00 WAC 6.1581484 1.00000000 34335781.38( 6.1581484 -
5.8781484); ( 6.1581484 - 5.8781484); 359:1 360 NO_CHECK

M 000071 WL 00 WAC 5.9038856 1.00000000 8928379.67 ( 5.9038856 -
5.6238856); ( 5.9038856 - 5.6238856); 358:2 360 NO_CHECK

M 000072 WL 00 WAC 6.1489438 1.00000000 6404418.80 ( 6.1489438 -
5.8689438); ( 6.1489438 - 5.8689438); 356:3 359 NO_CHECK

M 000073 WL 00 WAC 6.6323787 1.00000000 6305444.01 ( 6.6323787 -
6.3523787); ( 6.6323787 - 6.3523787); 359:1 360 NO_CHECK

M 000074 WL 00 WAC 5.9721000 1.00000000 763175.16  ( 5.9721000 -
5.6921000); ( 5.9721000 - 5.6921000); 239:1 240 NO_CHECK

M 000075 WL 00 WAC 6.5971000 1.00000000 3541924.39 ( 6.5971000 -
6.3171000); ( 6.5971000 - 6.3171000); 358:2 360 NO_CHECK

M 000076 WL 00 WAC 6.3837436 1.00000000 14931757.92( 6.3837436 -
6.1037436); ( 6.3837436 - 6.1037436); 358:2 360 NO_CHECK

M 000077 WL 00 WAC 6.7221000 1.00000000 618306.12  ( 6.7221000 -
6.4421000); ( 6.7221000 - 6.4421000); 238:2 240 NO_CHECK

M 000078 WL 00 WAC 7.8471000 1.00000000 704428.22 ( 7.8471000 -
7.5671000); ( 7.8471000 - 7.5671000); 358:2 360 NO_CHECK

M 000079 WL 00 WAC 7.4073614 1.00000000 1346346.33 ( 7.4073614 -
7.1273614); ( 7.4073614 - 7.1273614); 358:2 360 NO_CHECK

M 000080 WL 00 WAC 6.2221000 1.00000000 651522.57  ( 6.2221000 -
5.9421000); ( 6.2221000 - 5.9421000); 238:2 240 NO_CHECK

M 000081 WL 00 WAC 6.9721000 1.00000000 593679.76  ( 6.9721000 -
6.6921000); ( 6.9721000 - 6.6921000); 358:2 360 NO_CHECK

M 000082 WL 00 WAC 5.9721000 1.00000000 2151757.12 ( 5.9721000 -
5.6921000); ( 5.9721000 - 5.6921000); 356:3 359 NO_CHECK

M 000083 WL 00 WAC 6.3890153 1.00000000 2379069.73 ( 6.3890153 -
6.1090153); ( 6.3890153 - 6.1090153); 356:3 359 NO_CHECK

M 000084 WL 00 WAC 6.8471000 1.00000000 655237.82  ( 6.8471000 -
6.5671000); ( 6.8471000 - 6.5671000); 356:3 359 NO_CHECK

M 000085 WL 00 WAC 6.5971000 1.00000000 1463303.09 ( 6.5971000 -
6.3171000); ( 6.5971000 - 6.3171000); 356:3 359 NO_CHECK

M 000086 WL 00 WAC 5.7221000 1.00000000 871120.96  ( 5.7221000 -
5.4421000); ( 5.7221000 - 5.4421000); 358:2 360 NO_CHECK

M 000087 WL 00 WAC 6.3839251 1.00000000 2262424.40 ( 6.3839251 -
6.1039251); ( 6.3839251 - 6.1039251); 354:4 358 NO_CHECK

M 000088 WL 00 WAC 6.2221000 1.00000000 783108.74  ( 6.2221000 -
5.9421000); ( 6.2221000 - 5.9421000); 239:1 240 NO_CHECK

M 000089 WL 00 WAC 7.5971000 1.00000000 751924.65  ( 7.5971000 -
7.3171000); ( 7.5971000 - 7.3171000); 358:2 360 NO_CHECK

M 000090 WL 00 WAC 6.2221000 1.00000000 2507525.09 ( 6.2221000 -
5.9421000); ( 6.2221000 - 5.9421000); 354:4 358 NO_CHECK

M 000091 WL 00 WAC 6.5971000 1.00000000 662216.09  ( 6.5971000 -
6.3171000); ( 6.5971000 - 6.3171000); 354:4 358 NO_CHECK

M 000092 WL 00 WAC 8.0971000 1.00000000 661310.74  ( 8.0971000 -
7.8171000); ( 8.0971000 - 7.8171000); 359:1 360 NO_CHECK

M 000093 WL 00 WAC 7.7221000 1.00000000 673304.54  ( 7.7221000 -
7.4421000); ( 7.7221000 - 7.4421000); 359:1 360 NO_CHECK

M 000094 WL 00 WAC 5.7221000 1.00000000 732845.16  ( 5.7221000 -
5.4421000); ( 5.7221000 - 5.4421000); 359:1 360 NO_CHECK

M 000095 WL 00 WAC 6.8471000 1.00000000 1761999.46 ( 6.8471000 -
6.5671000); ( 6.8471000 - 6.5671000); 359:1 360 NO_CHECK

M 000096 WL 00 WAC 5.4721000 1.00000000 880779.85  ( 5.4721000 -
5.1921000); ( 5.4721000 - 5.1921000); 359:1 360 NO_CHECK

M 000097 WL 00 WAC 7.4721000 1.00000000 802139.14  ( 7.4721000 -
7.1921000); ( 7.4721000 - 7.1921000); 359:1 360 NO_CHECK